Exhibit 32.14

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Modavox, Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer of Modavox, Inc., certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects, the financial condition and results of operation of the Company.


Date: January 23, 2006


/s/ David Ide
David Ide
Chief Executive Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of this report or as a separate disclosure document.